SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549








                                   FORM 8-K/A

                               AMENDMENT TO REPORT


                  Filed Pursuant to Section 12, 13, or 15(d) of
                       The Securities Exchange Act of 1934










                              MAYNARD OIL COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)












                                 AMENDMENT NO. 1

The  undersigned   Registrant  hereby  amends  the  following  items,  financial statements, exhibits or other portions of its Current Report on Form 8- K dated November 23, 1999, as set forth in the pages attached hereto:

                           INFORMATION TO BE INCLUDED
                                  IN THE REPORT


Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Pursuant to Instruction 6 (ii) of this item, financial statements for the properties acquired and pro forma financial information has been attached hereto as set forth in newly added Item 7 below.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements of business acquired

                           (1)      Report of Independent Accountants

                           (2) Historical Financial Summaries of The Interests in the Oil and Gas Revenues and Direct Operating Expenses of the Properties Acquired by Maynard Oil Company from Questar Exploration and Production Company for the two years ended December 31, 1998 and 1997 and the nine months ended September 30, 1999 and 1998 (Unaudited).

                           (3) Notes to Historical Financial Summaries of The Interests in the Oil and Gas Revenues and Direct Operating Expenses of the Properties Acquired by Maynard Oil Company from Questar Exploration and Production Company for the years ended December 31, 1998 and 1997 and the nine months ended September 30, 1999 and 1998.

                           (4)      Supplementary   Oil  and   Gas   Information
                                    (Unaudited)

                  (b)      Pro Forma Financial Information.

                           (1) Pro Forma Condensed Consolidated Statement of Operations (Unaudited) Nine Months Ended September 30, 1999.

                           (2) Pro Forma Condensed Consolidated Balance Sheet (Unaudited) September 30, 1999.

                           (3)      Pro Forma Condensed  Consolidated  Statement
                                    of   Operations   (Unaudited)   Year   Ended
                                    December 31, 1998.

                           (4)      Pro Forma Condensed  Consolidated  Statement
                                    of   Operations   (Unaudited)   Year   Ended
                                    December 31, 1997.

                           (5) Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

                           (6)      Supplementary   Oil  and   Gas   Information
                                    (Unaudited)

Item 7(a), Financial Statements of Business Acquired.

                          INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           ----

Report of Independent Accountants                                            5

Historical Financial  Summaries of The Interests in the
  Oil and Gas Revenues and Direct Operating Expenses of
  the Properties  Acquired by Maynard Oil Company from
  Questar  Exploration  and  Production  Company  for the
  two years ended December 31, 1998 and 1997 and the nine
  months ended September 30, 1999 and 1998 (Unaudited).                      6

Notes to  Historical  Financial  Summaries  of The  Interests
  in the Oil and Gas Revenues and Direct Operating  Expenses
  of the Properties  Acquired by Maynard Oil Company from Questar
  Exploration and Production Company for the two years
  ended December 31, 1998 and 1997 and the nine months
  ended September 30, 1999 and 1998.                                         7

Supplementary Oil and Gas Information (Unaudited)                            9

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Maynard Oil Company:


We have audited the accompanying historical financial summaries of the interests in oil and gas revenues and direct operating expenses of the properties acquired by Maynard Oil Company ("Maynard") from Questar Exploration and Production Company, for the nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of Maynard's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying historical financial summaries of the interests in oil and gas revenues and direct operating expenses of the properties acquired by Maynard from Questar Exploration and Production Company reflect the revenues and direct operating expenses attributable to the properties, and are not intended to be a complete presentation of the revenues and expenses of such properties.

In our opinion, the statements referred to above present fairly, in all material respects, the oil and gas revenues and direct operating expenses of the properties for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, in conformity with accounting principles generally accepted in the United States.


Dallas, Texas
January 25, 2000


             HISTORICAL FINANCIAL SUMMARIES OF THE INTERESTS IN THE
      OIL AND GAS REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTIES
 ACQUIRED BY MAYNARD OIL COMPANY FROM QUESTAR EXPLORATION AND PRODUCTION COMPANY


                                                       Nine Months
                                                          Ended                                Years Ended
                                                       September 30,                           December 31,
                                                      --------------                           ------------
                                             1999               1998                  1998               1997
                                             ----               ----                  ----               ----
                                                            (unaudited)

Oil and gas revenues                    $ 5,334,430         $5,453,161           $ 6,843,515        $11,405,912
Direct operating expenses                 2,279,673          3,052,070             4,071,471          4,822,121
                                         ----------          ---------            ----------         ----------

Revenues in excess of
  direct operating expenses             $ 3,054,757         $2,401,091           $ 2,772,044        $ 6,583,791
                                         ==========          =========            ==========         ==========


The accompanying notes are an integral part of the historical financial summaries.


          NOTES TO THE HISTORICAL FINANCIAL SUMMARIES OF THE INTERESTS
        IN THE OIL AND GAS REVENUES AND DIRECT OPERATING EXPENSES OF THE
                 PROPERTIES ACQUIRED BY MAYNARD OIL COMPANY FROM
                   QUESTAR EXPLORATION AND PRODUCTION COMPANY

      1.      BASIS OF PRESENTATION

              The accompanying Historical Financial Summaries represent the interests in the oil and gas revenues and direct operating expenses of the oil and gas producing properties acquired by Maynard Oil Company ("Maynard" or the "Company") from Questar Exploration and Production Company ("Questar") effective November 1, 1999 for cash consideration of $32 million (closing occurred on November 12, 1999). The majority of properties acquired were operated by Questar and will be operated by Maynard and are located in the Permian Basin in southeastern New Mexico and West Texas.

              The oil and gas properties acquired were never operated as a separate division by Questar and, accordingly, full separate, historical financial statements prepared in accordance with generally accepted accounting principles (GAAP) do not exist. A practicable determination of the historical general and administrative expenses and other indirect expenses which were attributable to the properties acquired would not be possible or indicative of the level of such expenses to be incurred by Maynard. Likewise, the depreciation and any impairment charges of Questar associated with the acquired properties would be based upon Questar's historical costs and are not relevant to the ongoing financial reporting of Maynard, or related investor decisions, since the properties will be reviewed for impairment and depreciated over future periods based upon Maynard's acquisition costs. The presentation herein of historical financial statements reflecting financial position, results of operations and cash flows required by GAAP was not practicable in these circumstances. Accordingly, the Historical Financial Summaries are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

              The oil and gas revenues and direct operating expenses shown in the Historical Financial Summaries may not be representative of future operations.

2.    OIL AND GAS REVENUES

              Oil and gas revenues have been based on realizations at the point of sale using historical oil and gas prices and the revenue and working interests purchased by the Company. There were no sales to affiliated parties.

3.    DIRECT OPERATING EXPENSES

              Direct operating expenses include those costs incurred by Questar with respect to production up to the point of sale, including electricity, fuel, transportation costs, chemicals, other materials and supplies, and the labor and associated costs of employees working directly on these properties. These expenses exclude depreciation and amortization of production facilities and the estimated cost of abandonment of these facilities.

                SUPPLEMENTARY OIL AND GAS INFORMATION (Unaudited)

Estimated Net Quantities of Proved Developed and Undeveloped Oil and
Gas Reserves

         Proved reserves are estimated quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

         The following table presents the estimated net proved oil and gas reserves, estimated by Maynard, attributable to the properties at November 1, 1999.

Proved Reserves
---------------

Crude Oil, Condensate and
  Natural Gas Liquids
  (Barrels)                                                    4,276,878
                                                              ==========

Natural Gas
  (Thousands of Cubic Feet) (MCF)                             11,533,302
                                                              ==========



Production volumes for prior periods were added back to the above referenced reserve amounts to arrive at reserve totals at December 31, 1998, and 1997, respectively. There were no "new discovery" quantities considered for the referenced disclosure.

                                                    Oil                  Gas
                                                 (Barrels)               (MCF)
                                                 ---------               -----

Total as of November 1, 1999                     4,276,878            11,533,302
  1999 Production (10 months)                      288,568               826,506

Totals as of December 31, 1998                   4,565,446            12,359,808
  1998 Production                                  405,544             1,174,502

Totals as of December 31, 1997                   4,970,990            13,534,310
 1997 Production                                   467,225             1,288,857

Totals as of December 31, 1996                   5,438,215            14,823,167

                SUPPLEMENTARY OIL AND GAS INFORMATION (Unaudited)
                                   (continued)


Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

         The following table sets forth the computation of the standardized measure of discounted future net cash flows relating to proved reserves attributable to the acquired properties, estimated by Maynard as of November 1, 1999. Future cash inflows represent expected revenues from production of proved reserves based on November 1, 1999 prices and any fixed and determinable price adjustments provided by contractual arrangements in existence at that date. Escalation based on inflation and supply and demand are not considered. Estimated future production and development costs related to future production of proved reserves are based on November 1, 1999 costs. Future income tax estimates are included based on tax rates currently in effect. A discount rate of 10% is applied to the annual future net cash flows.

         The methodology and assumptions used in calculating the standardized measure are those required by Statement of Financial Accounting Standards No.
69. This data is not intended to be representative of the fair market value of the properties' proved reserves. The valuation of revenues and costs do not necessarily reflect the amounts to be received or expended. In addition to the valuations used, numerous other factors are considered in evaluating known and prospective oil and gas reserves.


                                                                As of
                                                             November 1,
                                                                1999
                                                           -------------
                                                               (000's)

Future cash inflows                                         $109,294
Future production costs                                      (43,718)
Future development costs                                      (6,839)
Future income tax expense                                     (6,759)
                                                             -------

Future net cash flows                                         51,978
Discount at 10 percent                                       (20,178)

Standardized measure of
  discounted future net cash
  flows  from  estimated
  production of proved oil
  and gas reserves after
  income taxes                                              $ 31,800
                                                             =======

                               MAYNARD OIL COMPANY
                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


         Effective November 1, 1999, the Company purchased interests in approximately 170 producing oil and gas properties located in the Permian Basin in Southeastern New Mexico and West Texas from Questar Exploration and Production Company for cash consideration of $32 million. This acquisition was closed November 12, 1999.

         The unaudited pro forma condensed consolidated balance sheet of Maynard Oil Company and Subsidiary has been prepared as if the acquisition of these assets occurred on September 30, 1999. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997 have been prepared as if the acquisition occurred at the beginning of the respective periods. The consolidated pro forma information should be read in conjunction with the notes thereto. Such pro forma information is not necessarily indicative of the results which would have actually occurred had the transactions been in effect on the dates or for the periods indicated or which may occur in the future.

Item 7(b), Pro Forma Financial Information

                    INDEX TO PRO FORMA FINANCIAL INFORMATION

                                                                         Page
                                                                         ----

Pro Forma Condensed Consolidated Statement of Operations
         (Unaudited) for the Nine Months Ended September 30, 1999          13

Pro Forma Condensed Consolidated Balance Sheet(Unaudited)
         September 30, 1999                                                14

Pro Forma Condensed Consolidated Statement of Operations
         (Unaudited) for the Year Ended December 31, 1998                  15

Pro Forma Condensed Consolidated Statement of Operations
         (Unaudited) for the Year Ended December 31, 1997                  16

Notes to Pro Forma Condensed Consolidated
         Financial Statements (Unaudited)                                  17

Supplementary Pro Forma Oil and Gas Information
         (Unaudited)                                                       18


                               MAYNARD OIL COMPANY
      Pro Forma Condensed Consolidated Statements of Operations (Unaudited)
                  For the Nine Months Ended September 30, 1999



                                                                                   Questar
                                                                                  Property
                                                               Maynard          Acquisition
                                                              Historical         Historical           Pro Forma           Pro Forma
                                                               Amounts            Amounts            Adjustments           Amounts
                                                               -------            -------            -----------           -------
                                                                                   (Thousands of Dollars, Except Per Share Amounts)

Revenues:
   Oil and gas sales and royalties                           $   14,519          $    5,334           $   --               $ 19,853
   Interest and other                                               662                --                 --                    662
   Gain on disposition of assets                                    303                --                 --                    303
                                                              ---------           ---------           --------             --------
                                                                 15,484               5,334               --                 20,818
                                                              ---------           ---------           --------             --------

Costs and expenses:
   Operating expenses                                             6,004               2,280               603   (a)           8,887
   Exploration, dry holes
      and abandonments                                              487                --                 --                    487
   General and administrative, net                                  846                --                (479)  (a)             367
   Depreciation and amortization                                  4,618                --               1,877   (b)       (b) 6,495
   Interest and other                                               456                --               1,621   (c)           2,077
                                                              ---------           ---------           -------             ---------
                                                                 12,411               2,280             3,622                18,313
                                                              ---------           ---------            ------             ---------

      Income before income taxes                                  3,073               3,054            (3,622)                2,505

Income tax expense (benefit)                                        840               --                 (193)  (d)             647
                                                              ---------           ---------           -------             ---------

      Net income (loss)                                      $    2,233          $    3,054          $ (3,429)           $    1,858
                                                              =========           =========           =======             =========

Weighted average number of common
   shares outstanding                                         4,883,664                                                   4,883,664
                                                              =========                                                   =========

Net income per common share:
   (Basic and diluted)                                          $0.46                                                       $0.38
                                                                 ====                                                        ====


See Notes to Pro Forma Condensed Consolidated Financial Statements.




                               MAYNARD OIL COMPANY
                 Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 1999
                                   (Unaudited)

                                               Historical          Pro Forma          Pro Forma
                                                Amounts          Adjustments(e)         Amounts
                                                -------          --------------         -------
                                                             (Thousands of Dollars)
ASSETS
Current Assets:
   Cash                                        $  12,125           $    (300)          $  11,825
   Accounts receivable and other
      current assets                               5,397                --                 5,397
                                               ---------           ---------           ---------
        Total current assets                      17,522                (300)             17,222
                                               ---------           ---------           ---------

Property and equipment, at cost
   Oil and gas properties                        119,380              32,300             151,680
   Other property                                    460                --                   460
                                               ---------           ---------           ---------
                                                 119,840              32,300             152,140

   Less accumulated depreciation
      and depletion                              (77,436)               --               (77,436)
                                               ---------           ---------           ---------

        Net property and equipment                42,404              32,300              74,704
                                               ---------           ---------           ---------

   Deferred income taxes                             381                --                   381
                                               ---------           ---------           ---------

                                               $  60,307           $  32,000           $  92,307
                                               =========           =========           =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion, long-term debt             $   5,000                  75               5,075
   Accounts payable, accrued expenses
      and other current liabilities                4,938                --                 4,938
                                               ---------           ---------           ---------
                                                   9,938                  75              10,013
                                               ---------           ---------           ---------

Long-term debt                                     2,500              31,925              34,425

Shareholders' equity
   Common stock                                      489                --                   489
   Additional paid-in capital                     18,831                --                18,831
   Retained earnings                              28,549                --                28,549
                                               ---------           ---------           ---------
     Total shareholders' equity                   47,869                --                47,869
                                               ---------           ---------           ---------

                                               $  60,307           $  32,000           $  92,307
                                               =========           =========           =========


See Notes to Pro Forma Condensed Consolidated Financial Statements.







                               MAYNARD OIL COMPANY
      Pro Forma Condensed Consolidated Statements of Operations (Unaudited)
                  For the Twelve Months Ended December 31, 1998



                                                                                   Questar
                                                                                  Property
                                                               Maynard          Acquisition
                                                              Historical         Historical           Pro Forma           Pro Forma
                                                               Amounts            Amounts            Adjustments           Amounts
                                                               -------            -------            -----------           -------
                                                                            (Thousands of Dollars, Except Per Share Amounts)

Revenues:
   Oil and gas sales and royalties                           $   16,166          $    6,843           $   --               $ 23,009
   Interest and other                                             1,330                --                 --                  1,330
   Gain on disposition of assets                                      6                --                 --                      6
                                                              ---------           ---------           --------             --------
                                                                 17,502               6,843               --                 24,345
                                                              ---------           ---------           --------             --------

Costs and expenses:
   Operating expenses                                             8,722               4,071               804   (a)          13,597
   Exploration, dry holes
      and abandonments                                              392                --                 --                    392
   General and administrative, net                                  674                --                (638)  (a)              36
   Depreciation and amortization                                  9,845                --               2,687   (b)          12,532
   Impairment of oil & gas properties                             8,755                --                 --                  8,755
   Interest and other                                             1,011                --               2,125   (f)           3,136
                                                              ---------           ---------           -------             ---------
                                                                 29,399               4,071             4,978                38,448
                                                              ---------           ---------            ------             ---------

      Income (loss) before income taxes                          (11,897)             2,772            (4,978)              (14,103)

Income tax (benefit)                                              (4,082)             --                 (750)  (g)          (4,832)
                                                               ---------          ---------           -------             ---------

      Net income (loss)                                       $   (7,815)        $    2,772          $ (4,228)  (d)      $   (9,271)
                                                               =========          =========           =======             =========

Weighted average number of common
   shares outstanding                                         4,887,882                                                   4,887,882
                                                              =========                                                   =========

Net income (loss) per common share
   (Basic and diluted)                                        ($1.60)                                                     ($1.90)
                                                                ====                                                        ====


See Notes to Pro Forma Condensed Consolidated Financial Statements.





                               MAYNARD OIL COMPANY
      Pro Forma Condensed Consolidated Statements of Operations (Unaudited)
                  For the Twelve Months Ended December 31, 1997



                                                                                   Questar
                                                                                  Property
                                                               Maynard          Acquisition
                                                              Historical         Historical           Pro Forma           Pro Forma
                                                               Amounts            Amounts            Adjustments           Amounts
                                                               -------            -------            -----------           -------
                                                                      (Thousands of Dollars, Except Per Share Amounts)

Revenues:
   Oil and gas sales and royalties                           $   26,477          $   11,406           $   --               $ 37,883
   Interest and other                                             1,230                --                 --                  1,230
   Gain on disposition of assets                                    192                --                 --                    192
                                                              ---------           ---------           --------             --------
                                                                 27,899              11,406               --                 39,305
                                                              ---------           ---------           --------             --------

Costs and expenses:
   Operating expenses                                            10,124               4,822               804   (a)          15,750
   Exploration, dry holes
      and abandonments                                              839                --                 --                    839
   General and administrative, net                                  563                --                (638)  (a)             (75)
   Depreciation and amortization                                  8,291                --               2,784   (b)          11,075
   Interest and other                                             1,469                --               2,397   (f)           3,866
                                                              ---------           ---------           -------             ---------
                                                                 21,286               4,822             5,347                31,455
                                                              ---------           ---------           -------             ---------

      Income before income taxes                                  6,613               6,584            (5,347)                7,850

Income tax expense                                                2,158               --                  421   (d)           2,579
                                                              ---------           ---------           -------             ---------

      Net income                                             $    4,455          $    6,584          $ (5,768)           $    5,271
                                                              =========           =========           =======             =========

Weighted average number of common
   shares outstanding                                         4,889,450                                                   4,889,450
                                                              =========                                                   =========

Net income per common share:
   (Basic and diluted)                                          $0.91                                                       $1.08
                                                                 ====                                                        ====


See Notes to Pro Forma Condensed Consolidated Financial Statements.




                               MAYNARD OIL COMPANY
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


(a) Recognize additional corporate overhead incurred as a result of the acquisition, net of overhead charges billed to working interest owners, including the Company. The Company's working interest portion of the overhead charges are included in operating expenses. See Note 1, "Overhead Reimbursement Fees", to the Company's Consolidated Financial Statements included in Maynard's 1998 Annual Report and Form 10-K.

(b) Depreciation, depletion, and amortization of the Questar Properties determined by using the unit-of-production method.

(c) Recognize interest expense associated with the borrowings incurred to fund the acquisition at an annual rate of 6.75 percent, which would have been incurred if the Questar acquisition had occurred on January 1, 1999.

(d) Record the tax effect, at 34 percent for U.S. Federal income taxes, of the pro forma adjustments and net income from the Questar properties for the nine months ended September 30, 1999 and the two years ended December 31, 1998.

(e) Record the adjusted purchase price as an increase of $32,300,000 to Oil and Gas Properties consisting of $32,000,000 cash for the properties and $300,000 of additional expenses incurred to close the purchase. The $32,000,000 was funded by bank financing which was added to the Company's existing debt. The revised loan agreement provides for repayment of the loan over a five year period beginning April 1, 2000.

(f) Recognize interest expense associated with the borrowings incurred to fund the acquisition at an annual rate of 6.64 and 7.49 percent, respectively, which would have been incurred if the Questar acquisition had occurred on January 1, 1998 and 1997.

                SUPPLEMENTARY OIL AND GAS INFORMATION (Unaudited)


Estimated Net Quantities of Proved Reserves

     Proved reserves are estimated quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

     The following pro forma historical data as of December 31, 1998 gives effect to the acquisition of the Questar Properties.


                                                             Questar
                                                            Properties
                                      Company               (Historical)         Pro Forma
                                      -------               ------------         ---------
Proved Reserves
---------------

Crude Oil, Condensate and
  Natural Gas Liquids
  (Barrels)                           5,019,452              4,565,446           9,584,898

Natural Gas
  (Thousands of Cubic
  Feet) (MCF)                        12,904,100             12,359,808          25,263,908









                SUPPLEMENTARY OIL AND GAS INFORMATION (Unaudited)
                                   (continued)


Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

         The following table sets forth the computation of the standardized measure of discounted future net cash flows relating to proved reserves, estimated by the Company as of December 31, 1998. Future cash inflows represent expected revenues from production of proved reserves based on December 31, 1998 prices and any fixed and determinable future escalation provided by contractual arrangements in existence at that date. Escalation based on inflation and supply and demand are not considered. Estimated future production and development costs related to future production of proved reserves are based on December 31, 1998 costs. Future income tax estimates are included based on tax rates currently in effect. A discount rate of 10% is applied to the annual future net cash flows.

         The methodology and assumptions used in calculating the standardized measure are those required by Statement of Financial Accounting Standards No.
69. This data is not intended to be representative of the fair market value of the properties' proved reserves. The valuation of revenues and costs do not necessarily reflect the amounts to be received or expended. In addition to the valuations used, numerous other factors are considered in evaluating known and prospective oil and gas reserves.

         Standardized measure (in thousands of dollars):

                                                          Questar
                                       Company           Properties           Pro Forma
                                       -------           ----------           ---------

Future cash inflows                  $  74,282           $  62,282           $ 136,564
Future production costs                (38,158)            (36,747)            (74,905)
Future development costs                  (773)             (6,839)             (7,612)
                                     ---------           ---------           ---------
Future net cash flows                   35,351              18,696              54,047
Future income tax benefit                  487               4,625               5,112
                                     ---------           ---------           ---------
                                        35,838              23,321              59,159
Discount at 10 percent                 (11,348)             (7,463)            (18,811)
                                     ---------           ---------           ---------
Standardized measure of
  discounted future net
  cash flows from estimated
  production of proved oil
  and gas reserves after
  income taxes                       $  24,490           $  15,858           $  40,348
                                     =========           =========           =========


                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     MAYNARD OIL COMPANY

                                               BY: /s/ Kenneth W. Hatcher
                                                   --------------------------
                                                   Kenneth W. Hatcher
                                                   Vice President of Finance



Dated: January 25, 2000


















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